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                            Prudential Mutual Funds
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                    Prudential Natural Resources Fund, Inc.

                        SUPPLEMENT DATED August 28, 2000
                         PROSPECTUS DATED July 31, 2000

   The following replaces the information contained in the Prospectus on page 14 under the second paragraph of the section entitled 'How the Fund is Managed--Investment Adviser':

   Effective September 18, 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of PIC, is expected to become the Fund1s investment adviser. Jennison has served as an investment adviser to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. PIFM will continue to have responsibility for all investment advisory services, will supervise Jennison and will pay Jennison for its services.

   The following replaces the information contained in the Prospectus on page 14 under 'How the Fund is Managed--Portfolio Manager':

   Effective September 18, 2000, the Fund is co-managed by Leigh Goehring and Mark G. DeFranco.

   Leigh Goehring joined Prudential in 1986, and has served as a portfolio manager of the Fund since 1991. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics.

   Mark DeFranco joined Jennison in 1998. From 1995 to 1998, Mark was a precious metals equity analyst and portfolio manager at Pomboy Capital. Prior to that, he spent six years as a research analyst at Comstock Partners. Mark earned a B.A. in Economics from Bates College and an M.B.A. in Finance from Columbia University.
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